SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2001

                                  CWMBS, INC.

                                  (Depositor)

    (Issuer in respect of Mortgage Pass-Through Certificates, Series 2001-3)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



155 N. Lake Avenue, Pasadena, CA                            91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 818-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                  CWMBS, INC.
                       Mortgage Pass-Through Certificates
                                 Series 2001-3

On April 25, 2001, The Bank of New York, as Trustee for CWMBS, INC., Mortgage Pass-Through Certificates Series 2001-3, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2001, among CWMBS, INC. as Depositor, CountryWide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWMBS, INC., Mortgage Pass-Through Certificates Series 2001-3 relating to the distribution date of April 25, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of February 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 25, 2001


                                  CWMBS, INC.


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Assistant Vice-President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated April 25, 2001



                             Payment Date: 04/25/01


          ------------------------------------------------------------
                             CountryWide Home Loans
               Mortgage Pass-Through Certificates, Series 2001-3
                         Alternative Loan Trust 2001-2
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        73,205,617.30    7.500000%     1,892,156.92    457,535.11    2,349,692.03       0.00       0.00
                        2A1       220,149,544.70    7.500000%     3,025,367.23  1,375,934.65    4,401,301.88       0.00       0.00
                        PO1           241,877.28    0.000000%           583.04          0.00          583.04       0.00       0.00
                        PO2         1,690,760.79    0.000000%         4,216.90          0.00        4,216.90       0.00       0.00
Residual                AR                  0.00    7.500000%             0.00          0.00            0.00       0.00       0.00
                        M           9,527,689.49    7.500000%         5,820.43     59,548.06       65,368.49       0.00       0.00
                        B1          3,175,896.50    7.500000%         1,940.14     19,849.35       21,789.49       0.00       0.00
                        B2          2,064,427.67    7.500000%         1,261.15     12,902.67       14,163.82       0.00       0.00
                        B3          1,429,188.40    7.500000%           873.09      8,932.43        9,805.52       0.00       0.00
                        B4            952,858.90    7.500000%           582.10      5,955.37        6,537.47       0.00       0.00
                        B5          1,112,789.20    7.500000%           679.80      6,954.93        7,634.73       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        313,550,650.23     -            4,933,480.80  1,947,612.57    6,881,093.37     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        71,313,460.38              0.00
                                2A1       217,124,177.50              0.00
                                PO1           241,294.24              0.00
                                PO2         1,686,543.89              0.00
Residual                        AR                  0.00              0.00
                                M           9,521,869.06              0.00
                                B1          3,173,956.36              0.00
                                B2          2,063,166.52              0.00
                                B3          1,428,315.31              0.00
                                B4            952,276.80              0.00
                                B5          1,112,109.40              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        308,617,169.46     -
--------------------------------------------------------------------------------

                             Payment Date: 04/25/01


          ------------------------------------------------------------
                             CountryWide Home Loans
               Mortgage Pass-Through Certificates, Series 2001-3
                         Alternative Loan Trust 2001-2
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    73,205,617.30     7.500000% 12699BG30    25.282695      6.113510    952.878947
                           2A1   220,149,544.70     7.500000% 12669BG48    13.585067      6.178478    974.971385
                           PO1       241,877.28     0.000000% 12669BG71     2.408937      0.000000    996.951520
                           PO2     1,690,760.79     0.000000% 12669BG71     2.457207      0.000000    982.756788
Residual                   AR              0.00     7.500000% 12669BG55     0.000000      0.000000      0.000000
                           M       9,527,689.49     7.500000% 12669BG89     0.610550      6.246453    998.821901
                           B1      3,175,896.50     7.500000% 12669BG97     0.610549      6.246452    998.821903
                           B2      2,064,427.67     7.500000% 12669BH21     0.610549      6.246453    998.821902
                           B3      1,429,188.40     7.500000% 12699BQ21     0.610552      6.246453    998.821895
                           B4        952,858.90     7.500000% 12699BQ39     0.610552      6.246453    998.821901
                           B5      1,112,789.20     7.500000% 12699BQ47     0.610551      6.246453    998.821901
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     313,550,650.23       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             CountryWide Home Loans
               Mortgage Pass-Through Certificates, Series 2001-3
                         Alternative Loan Trust 2001-2
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                                            Total
                                                            -----
Prin balance        76,130,909.62   232,486,260.43   308,617,170.05
Loan count                    754             1795             2549
Avg loan rate           8.779706%        8.564121%             8.62
Prepay amount        1,849,424.58     2,892,117.54     4,741,542.12

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                                            Total
                                                            -----
Master serv fees             0.00             0.00             0.00
Sub servicer fees       41,029.43        72,953.31       113,982.74
Trustee fees                 0.00             0.00             0.00


Agg advances                  N/A              N/A              N/A
Adv this period          3,182.84        19,404.33        22,587.17

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%            313,550,650.23
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          25                 2,576,220.16
60 to 89 days                           3                   238,389.15
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                28                 2,814,609.31
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            6,881,093.37          6,881,093.37
Principal remittance amount            4,933,480.80          4,933,480.80
Interest remittance amount             1,947,612.57          1,947,612.57